SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 July 10, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 304-4156
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 10, 2006, the shareholders of American TonerServ Corp. (the "Company") approved an amendment to the Company's 2005 Stock Incentive Plan (the "Plan") to increase the number of shares of common stock reserved for issuance under the Plan to 7,000,000 shares, after giving effect to a ten for one split of the Company's common stock that was also approved on that date. No other changes were made to the Plan.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 10, 2006, the shareholders of the Company elected William A. Robotham to serve as an additional Director of the Company. Mr. Robotham, age 64, is a certified public accountant and the executive partner for Pisenti & Brinker LLP. He has served as the partner-in-charge of the Auditing and Accounting department, the Tax department and the Management Advisory Services department. He joined the firm in 1966, became a partner in 1969 at twenty-seven years of age, managing partner in 1983 and executive partner in 1996. Mr. Robotham currently works in tax, general practice and management consulting for the firm. He is also a director of American River Bankshares,
a publicly-held company listed on NASDAQ.   Mr. Robotham is Chairman of the
audit committee and is a member of other committees of American River Bankshares. He also serves on the regional board of North Coast Bank and is Chairman of the Board, President and CEO of Randal Nutritional Products, Inc. Mr. Robotham is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

     Mr. Robotham will serve on the audit and compensation committees of the Board of Directors, and will serve as chairman of the audit committee.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: July 14, 2005               By:/s/ Daniel J. Brinker
                                      Daniel J. Brinker, President